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                                                                      EXHIBIT 21

Subsidiaries of Xerox Corporation

The following companies are subsidiaries of Xerox Corporation as of December 31, 2002. A subsidiary is a company in which Xerox Corporation or a subsidiary of Xerox Corporation holds 50% or more of the voting stock. The names of a number of other subsidiaries have been omitted as they would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary:

Name of Subsidiary                                     Incorporated In
------------------                                     ---------------

AMTX, Inc.                                             Delaware
Bradley Company                                        Ohio
Carmel Valley, Inc.                                    Delaware
Chrystal Software, Inc.                                Delaware
ContentGuard Holdings, Inc.                            Delaware (16)
ContentGuard, Inc.                                     Delaware
Copicentro N.V.                                        Netherlands Antilles
FairCopy Services Inc.                                 Canada
Fourth Xerox Receivables LLC                           Delaware
GroupFire, Inc.                                        California
Gyricon Media Inc.                                     Delaware (18)
Gyricon Media LLC                                      Delaware (17)
IGHI, Inc.                                             Delaware
Xerox Global Services Limited                          United Kingdom
Delphax Systems GmbH                                   Germany
InConcert, Inc.                                        Delaware
Infotonics Technology Center Inc.                      New York (19)
Institute for Research on Learning                     Delaware
Intelligent Electronics, Inc.                          Pennsylvania
Xerox Connect, Inc.                                    Pennsylvania
Jeremiad Co.                                           Delaware
Kapwell Holdings, Ltd.                                 Bermuda
Proyectos Inverdoco, C.A.                              Venezuela
Leeroit S.A.                                           Ecuador
LiveWorks, Inc.                                        Delaware
Low-Complexity Manufacturing Group, Inc.               Delaware
New PARC LLC                                           Delaware
Pacific Services and Development Corporation           Delaware
Inversiones San Simon, S.A.                            Venezuela
Estacionamiento Bajada III, C.A.                       Venezuela
PageCam, Inc.                                          Delaware
Palo Alto Research Center Incorporated                 Delaware
PixelCraft, Inc.                                       Delaware
Securities Information Center, Inc.                    Delaware
SCC Burton Corporation                                 Delaware
79861 Ontario Inc.                                     Ontario
Terabank Systems, Inc.                                 Delaware
The Xerox Foundation                                   Delaware
Third Xerox Receivables LLC                            Delaware
Uppercase, Inc.                                        Delaware
XDI, Inc.                                              Delaware
Xerox Antilliana N.V.                                  Netherlands Antilles
Xerox Antilliana (Aruba) N.V.                          Aruba
Xerox Antilliana (St. Maarten) N.V.                    Netherlands Antilles
Xerox Argentina, I.C.S.A.                              Argentina
Xerox Canada Capital Ltd.                              Canada
Xerox Canada Inc.                                      Ontario
832667 Ontario Inc.                                    Ontario

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Name of Subsidiary                                     Incorporated In
------------------                                     ---------------

1192990 Ontario Inc.                                   Ontario
1324029 Ontario Inc.                                   Ontario
1343175 Ontario Inc.                                   Ontario
Xerox (Barbados) SRL                                   Barbados (15)
Xerox (Barbados) Leasing SRL                           Barbados
Xerox Business Centre (Ireland) Limited                Ireland
Xerox Electronic (Ireland) Limited                     Ireland
Xerox Finance (Luxembourg) Sarl                        Luxembourg
Xerox Hardware (Ireland) Limited                       Ireland
Xerox Toner (Ireland) Limited                          Ireland
Xerox Canada Acceptance Inc.                           Canada
Xerox Canada Facilities Management Ltd.                Ontario
Xerox Canada Finance Inc.                              Ontario
Xerox Canada Leasing Partnership                       Ontario (20)
Xerox Canada Ltd.                                      Canada (4)
965905 Alberta Ltd.                                    Alberta
Ionographic Operations Partnership                     Massachusetts (22)
Xerox Canada Manufacturing & Research Inc.             Ontario
Xerox Capital, LLC                                     Turks & Caicos
                                                       Islands (9)
Xerox Capital de Mexico, S.A. de C.V.                  Mexico
Xerox Capital Services LLC                             Delaware (21)
Xerox Capital Trust I                                  Delaware (11)
Xerox Capital Trust II                                 Delaware
Xerox de Chile S.A.                                    Chile
Xerox de Colombia S.A.                                 Colombia
Xerox Color Printing, Inc.                             Delaware
Xerox de Costa Rica, S.A.                              Costa Rica
Xerox Developing Markets Limited                       Bermuda
Sidh Securities Limited                                Mauritius
Xerox Dominicana, C. por A.                            Dominican Republic
Xerox del Ecuador, S.A.                                Ecuador
Xerox de El Salvador, S.A. de C.V.                     El Salvador
Xerox Export, LLC                                      Delaware
Xerox Finance, Inc.                                    Delaware
Xerox (Austria) Holdings GmbH                          Austria
Xerox Investments Holding (Bermuda) Limited            Bermuda
Xerox Financial Services, Inc.                         Delaware
Ridge Reinsurance Limited                              Bermuda
Talegen Holdings, Inc.                                 Delaware
Talegen Properties, Inc.                               Delaware
Xerox Credit Corporation                               Delaware
Fifth XCC Receivables LLC                              Delaware
Xerox Foreign Sales Corporation                        Barbados
Xerox Funding Corporation                              Delaware
Xerox Funding LLC II                                   Delaware
Xerox de Guatemala, S.A.                               Guatemala
XGUA Servicios, Ltda.                                  Guatemala
Xerox d'Haiti, S.A.                                    Haiti
Xerox de Honduras, S.A.                                Honduras
Xerox Holding LLC                                      Delaware
Xerox Equipment LLC                                    Delaware
Xerox Funding LLC                                      Delaware
Xerox Equipment Lease Owner Trust 2001-1               Delaware
Xerox Imaging Systems, Inc.                            Delaware
Xerox International Joint Marketing, Inc.              Delaware
Xerox International Partners                           California (10)
Xerox International Realty Corporation                 Delaware
Xerox Canada Realty Inc.                               Ontario (3)
Xerox Investments Europe B.V.                          Netherlands
Xerox Holdings (Ireland) Limited                       Ireland
Xerox (Europe) Limited                                 Ireland
Bipolar Limited                                        Ireland


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Name of Subsidiary                                     Incorporated In
------------------                                     ---------------

Xerox Channels Limited                                 Ireland
Xerox Ink Jet (Ireland) Limited                        Ireland
Xerox Ink Tanks (Ireland) Limited                      Ireland
Xerox XF Holdings (Ireland) Limited                    Ireland
Xerox Finance (Cyprus) Limited                         Cyprus
Xerox Finance (Ireland) Limited                        United Kingdom
Xerox Leasing Ireland Limited                          Jersey
Xerox Israel Ltd.                                      Israel
Xerox UK Holdings Limited                              United Kingdom
Triton Business Finance Limited                        United Kingdom
Xerox Engineering Systems Europe Limited               United Kingdom
Xerox Research (UK) Limited                            United Kingdom
Xerox Trading Enterprises Limited                      United Kingdom
Xerox Overseas Holdings Limited                        United Kingdom
Xerox Business Equipment Limited                       United Kingdom
Xerox Computer Services Limited                        United Kingdom
Xerox Mailing Systems Limited                          United Kingdom0
Xerox Capital (Europe) plc                             United Kingdom (13)
XRO Limited                                            United Kingdom
Nemo (AKS) Limited                                     United Kingdom
XRI Limited                                            United Kingdom
RRXH Limited                                           United Kingdom (12)
RRXO Limited                                           United Kingdom
RRXIL Limited                                          United Kingdom (6)
Xerox Holding (Nederland) B.V.                         Netherlands
Xerox Manufacturing (Nederland) B.V.                   Netherlands
Xerox Office Printing Distribution B.V.                Netherlands
Xerox XHB Limited                                      Bermuda (6)
Xerox XIB Limited                                      Bermuda (6)
Xerox Limited                                          United Kingdom (6)
City Paper Limited                                     United Kingdom
Continua Limited                                       United Kingdom
Continua S.A.                                          France
Continua Sanctum Limited                               United Kingdom
Xerox Property Services Limited                        United Kingdom
NV Xerox Credit S.A.                                   Belgium
NV Xerox Management Services S.A.                      Belgium
N.V. Xerox S.A.                                        Belgium
The Xerox (UK) Trust                                   United Kingdom
Westbourne Limited                                     United Kingdom
Xerox AB                                               Sweden
RE Forvaltning AB                                      Sweden
Amanuens Document AB                                   Sweden
Xerox AG                                               Switzerland
Xerox Office Supplies AG                               Switzerland
Xerox A/S                                              Denmark
Xerox Finans                                           Denmark
Xerox AS                                               Norway
Xerox Austria GmbH                                     Austria
Xerox Business Services GmbH                           Austria
Xerox Leasing GmbH                                     Austria
Xerox Office Supplies GmbH                             Austria
Xerox Beograd d.o.o.                                   Yugoslavia
Xerox Bulgaria                                         Bulgaria
Xerox Buro Araciari Ticaret ve Servis A.S.             Turkey
Xerox Channels Limited                                 United Kingdom
Xerox (C.I.S.) LLC                                     Russia
Xerox Credit AB                                        Sweden
XEROX CZECH Republic s r.o.                            Czech Republic
Xerox Direct Rhein-Main GmbH                           Germany
Xerox Espana-The Document Company, S.A.U.              Spain
Xerox Renting S.A.U.                                   Spain
Xerox de Financiacion S.A.U., E.F.C.                   Spain


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Name of Subsidiary                                     Incorporated In
------------------                                     ---------------

Xerox Office Supplies S.A.U.                           Spain
Xerox Exports Limited                                  United Kingdom
Xerox Fabricacion S.A.U.                               Spain
Xerox Finance AG                                       Switzerland
Xerox Finance (Nederland) BV                           Netherlands
Xerox GmbH                                             Germany
Xerox Dienstleistungsgesellschaft GmbH                 Germany
Xerox Leasing Deutschland GmbH                         Germany
Xerox Office Printing GmbH                             Germany
Xerox Hellas AEE                                       Greece
Xerox Hungary Ltd                                      Hungary
Xerox (Ireland) Limited                                Ireland
Xerox Modicorp Ltd                                     India (8)
Xerox (Nederland) BV                                   Netherlands
"Veco" Beheer Onroerend Goed BV                        Netherlands
Xerox Document Supplies BV                             Netherlands
Xerox Rentalease BV                                    Netherlands
Xerox Services BV                                      Netherlands
Xerox (Nigeria) Limited                                Nigeria
Xerox Office Printing S.A.S                            France
Xerox Oy                                               Finland
Asunto Oy Kristiinanvalli                              Finland
Xerox Pensions Limited                                 United Kingdom
Xerox Polska Sp.zo.o                                   Poland
Xerox Portugal Equipamentos de Escritorio, Limitada    Portugal
CREDITEX - Aluguer de Equipamentos S.A.                Portugal
Xerox Professional Services Limited                    United Kingdom
Xerox (Romania) Echipmante Si Servici S.A.             Romania
Xerox (Romania) SRL                                    Romania
Xerox Slovenia d.o.o.                                  Slovenia
Xerox South Africa (Proprietary) Limited               South Africa (23)
Laser Facilities (Proprietary) Limited                 South Africa (23)
Letlapa Xerox (Pty) Ltd.                               South Africa (23)
University Document Management
  Services (Proprietary) Limited                       South Africa (23)
Xerox Namibia (Proprietary) Limited                    South Africa (23)
Xerox S.p.A.                                           Italy
Xerox Telebusiness GmbH                                Germany
Xerox - THE DOCUMENT COMPANY S.A.S.                    France
Xerobail S.A.                                          France
Xerox Document Services SNC                            France
Set Electronique SA                                    France
SCI Hieroglyphe                                        France
Set Belgium (EPC)                                      Belgium
Set Engineering SA                                     France
Set Italia                                             Italy
Set R&D Belgium (EES)                                  Belgium
Set UK Limited                                         United Kingdom
Xerox Business Services SNC                            France
Xerox Document Supplies SNC                            France
Xerox (UK) Limited                                     United Kingdom
Bessemer Trust Limited                                 United Kingdom
Inserco Manufacturing Limited                          United Kingdom
Xerox Finance Limited                                  United Kingdom
Xerox Office Supplies Limited                          United Kingdom
Xerox (R & S) Limited                                  United Kingdom
Xerox (Ukraine) Ltd LLC                                Ukraine
Xexco Trading Limited                                  United Kingdom
Xerox West Africa Limited                              United Kingdom
Xerox Latinamerican Holdings, Inc.                     Delaware
Xerox Lease Funding LLC                                Delaware
Xerox Lease Equipment LLC                              Delaware
Xerox Mexicana, S.A. de C.V.                           Mexico


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Name of Subsidiary                                     Incorporated In
------------------                                     ---------------

Xerox Middle East Investments (Bermuda) Limited        Bermuda
Bessemer Insurance Limited                             Bermuda
Reprographics Egypt Limited                            Egypt
Xerox Egypt S.A.E.                                     Egypt
Xerox Finance Leasing S.A.E.                           Egypt
Xerox Equipment Limited                                Bermuda
Xerox Maroc S.A.                                       Morocco (2)
Xerox Products Limited                                 Bermuda
Xerox de Nicaragua, S.A.                               Nicaragua
Xerox de Panama, S.A.                                  Panama
Xerox del Paraguay SRL                                 Paraguay
Xerox Participacoes Ltda.                              Brazil
Xerox do Brasil Ltda.                                  Brazil
Astor Administracao De Bens e Participacoes Ltda.      Brazil (1)
Centro de Desenvolvimiento de Sistemas de Vitoria S/A  Brazil
J.D.R. Vitoria Equipamentos S.A.                       Brazil
Xerox Comercio e Industria Ltda                        Brazil
Modern High Tech Web SA                                Brazil
Xerox Desenvolvimento de Sistemas
         e de Technologia Ltda                         Brazil
Xerox del Peru, S.A.                                   Peru
Xerox Real Estate Services, Inc.                       New York
Xerox Realty Corporation                               Delaware
Lansdowne Residential LLC                              Virginia
Xerox Realty Corp. (California)                        California
XRC Realty Corp. West                                  California
Xerox Servicios Tecnicos, C.A.                         Venezuela
Xerox de Venezuela, C.A.                               Venezuela (5)
Xerox Special Holding LLC                              Delaware
Xerox Special Funding LLC                              Delaware
Xerox Special Equipment LLC                            Delaware
Xerox Trinidad Limited                                 Trinidad
Xerox Uruguay S.A.                                     Uruguay
Xerox XBS Warehouse Holding LLC                        Delaware
Xerox XBS Warehouse Funding LLC                        Delaware
Xerox XBS Warehouse Funding II LLC                     Delaware
Xerox Zona Libre, S.A.                                 Panama
XES Merger Corp.                                       Delaware
XESystems Foreign Sales Corporation                    Barbados
XESystems, Inc.                                        Delaware
XE Holdings, Inc.                                      Delaware
Xerox Engineering Systems AG                           Switzerland
Xerox Engineering Systems Espanola SA                  Spain
Xerox Engineering Systems SpA                          Italy
Xerox ColografX Systems, Inc.                          California
Synergix Image Solutions Suzhou Co. Ltd.               China
Xerox Engineering Systems B.V.                         Netherlands
Xerox Engineering Systems GmbH                         Germany
Xerox Engineering Systems N.V.                         Belgium
Xerox Engineering Systems S.A.                         France
XESystems Canada Inc.                                  Ontario
XESystems UK Limited                                   United Kingdom
Xerox Engineering Systems Limited                      United Kingdom
Xtended Memory Systems                                 California


(1) Owned 40.01% by Xerox do Brasil, Ltda. and 59.99% by Xerox (Barbados) SRL and 2 shares by Carlos A. Salles.

(2)  Owned 99.9% by XMEIBL and .1% by several individuals.

(3) 1,000 shares held by Xerox Canada Inc. and 9,000 shares held by Xerox International Realty Corporation.

(4)  Owned 65% by Xerox Canada Inc. and 35% by Xerox Canada Finance Inc.


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(5)  Owned 21.32% by Kapwell, Ltd., 65.43% by Xerox Servicios Tecnicos, C.A.,
     and 13.25% by Inversiones San Simon, S.A..

(6)  Includes indirect holdings.

(8) Xerox Corporation has an indirect economic interest in 18.199% of XM through EMCO Finivest Limited, which is a controlled subsidiary of Spicecorp Ltd (formerly Modicorp Ltd) the joint venture partner. Xerox Corporation also owns an additional 4.421% through its wholly-owned subsidiary Xerox Developing Markets Limited. The total ownership by Xerox Corporation is 68.199%.

(9) Owned 99.9% by Xerox Corporation and .1% by Pacific Services and Development Corporation, a wholly-owned subsidiary of Xerox Corporation.

(10) Xerox International Partners is a California general partnership between FX Global, Inc. (49%) and Xerox International Joint Marketing, Inc. (51%).

(11) Xerox Capital Trust I is a Delaware statutory business trust which is 100% beneficially owned by Xerox Corporation. The Trust is a special purpose financing vehicle.

(12) 50% owned by XRI Limited.

(13) Owned 99% by Xerox Overseas Holdings Limited and 1% by Mitcheldean Enterprise Workshops Limited as nominee for Xerox Overseas Holdings Limited.

(15) Owned 88.27% by Xerox Canada Inc. and 11.73% by Xerox Corporation. (16) Owned 75% by Xerox Corporation and 25% by Microsoft Corporation. (17) Owned 78.2% by Xerox Corporation, 17.7% by e-PaperSign, LLC, 4% by New Ventures and .1% by Gyricon Media Inc.

(18) Owned 50% by Xerox Corporation and 50% by e-PaperSign, LLC.

(19) This a not-for-profit corporation which will act as a research and development consortium of businesses and universities. The initial members are Xerox, Corning, Kodak, University of Rochester, RIT and Cornell.

(20) Xerox Canada Leasing Partnership is an Ontario partnership between Xerox Canada Inc. (99%) and Xerox Canada Finance Inc (1%).

(21) Owned 19% by Xerox Corporation and 79% by GE Capital Information Technology Solutions, Inc.

(22) Owned 66.995% by Xerox Canada Ltd. and 33.005% by Xerox Canada Inc. (23) Xerox does not have voting control and all South African entities are deconsolidated.